THE MARSICO INVESTMENT FUND

Marsico Global Fund

Supplement dated August 31, 2018

to the Prospectus and Statement of Additional Information (“SAI”)

dated January 31, 2018, as supplemented 1

The purpose of this supplement is to update the portfolio managers for the Marsico Global Fund. Effective September 1, 2018, Brandon A. Geisler and Robert G. Susman are co-managers of the Marsico Global Fund with the Fund’s current manager, Thomas F. Marsico.

PROSPECTUS

In the Prospectus “Fund Summaries” section for the Marsico Global Fund on page 18 under the heading “Management” and sub-heading “Portfolio Manager,” the current disclosure is deleted in its entirety and replaced with the following:

“The Fund is co-managed by a team of managers. The members of the team who are jointly and primarily responsible for day-to-day management of the Fund are Thomas F. Marsico, who has managed the Fund since its inception in June 2007, and Brandon A. Geisler and Robert G. Susman, who have co-managed the Fund since September 2018.”

In the Prospectus “Fund Management” section on pages 28 and 29 under the heading “The Portfolio Managers,” the following changes are made:

•	Under the sub-heading “The Focus Fund, the Growth Fund and the Global Fund,” the sub-heading and the biographical information are replaced in their entirety with the following:

“The Focus Fund and the Growth Fund

Thomas F. Marsico is the founder, Chief Executive Officer, and Chief Investment Officer of Marsico Capital. Mr. Marsico manages the Focus Fund and the Growth Fund. Mr. Marsico has over 35 years of experience in the investment management field as a securities analyst and a portfolio manager. He is a graduate of the University of Colorado and holds an MBA from the University of Denver.”

[1]	The January 31, 2018 Prospectus and SAI have been supplemented by other documents filed after January 31, 2018. Those include, among others, supplements dated May 25, 2018 and July 27, 2018 that described and implemented certain changes to the Prospectus and SAI resulting from the reorganization of the Flexible Capital Fund into the Global Fund effective August 3, 2018 (the “Reorganization”). In connection with the Reorganization, shareholders were provided with a Combined Information Statement for the Marsico Flexible Capital Fund and Prospectus and SAI for the Marsico Global Fund, each dated July 2, 2018. Those documents incorporated the January 31, 2018 Prospectus and SAI by reference.

•	Directly following the portfolio manager information for each of the other Funds on page 29, under a new sub-heading reading “The Global Fund,” the following information is added:

“Thomas F. Marsico co-manages the Global Fund. Information relating to Mr. Marsico is provided above.

Brandon A. Geisler co-manages the Global Fund. Information relating to Mr. Geisler is provided above.

Robert G. Susman co-manages the Global Fund. Information relating to Mr. Susman is provided above.”

STATEMENT OF ADDITIONAL INFORMATION

In the SAI “Portfolio Managers” section on page 64, the discussion is amended to state that Thomas F. Marsico, Brandon A. Geisler and Robert G. Susman are co-managers of the Global Fund.

In the SAI “Portfolio Managers” section on page 65 in the section and table captioned “Dollar Range of Equity Securities Beneficially Owned,” the table is amended to reflect that as of August 29, 2018, each of Mr. Geisler and Mr. Susman beneficially owned $50,001-$100,000 in shares of the Global Fund.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
FOR FUTURE REFERENCE